Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (this “AGREEMENT”) is made by and between the Board of Trustees of the University of Arkansas acting for and on behalf of the University of Arkansas for Medical Sciences, a public institution of higher education having principal offices at 2404 North University Avenue, Little Rock, Arkansas 72207, United States of America (hereinafter “UNIVERSITY”), and Myeloma Health LLC, a Delaware limited liability company having a principal office at 667 Madison Avenue, 14th Floor, New York, New York 10065 (hereinafter “LICENSEE”), as of the EFFECTIVE DATE (as later defined herein).

WITNESSETH

WHEREAS, UNIVERSITY is the owner of certain PATENT RIGHTS (as later defined herein) relating to INVENTIONS (as later defined herein) and has the right to grant licenses under said PATENT RIGHTS;

WHEREAS, UNIVERSITY desires to have the PATENT RIGHTS developed and commercialized to benefit the public and is willing to grant licenses thereunder;

WHEREAS, UNIVERSITY has certain TECHNOLOGY RIGHTS (as later defined herein); and

WHEREAS, LICENSEE desires to obtain a license under the PATENT RIGHTS and the TECHNOLOGY RIGHTS upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, UNIVERSITY and LICENSEE (the “PARTIES” or singularly a “PARTY”), in consideration of the premises and the mutual covenants contained herein, hereby agree as follows:

ARTICLE 1 - EFFECTIVE DATE

This AGREEMENT shall be effective as of April 1, 2010 (hereinafter the “EFFECTIVE DATE”), subject to approval by the Board of Trustees of the University of Arkansas.

ARTICLE 2 - DEFINITIONS

For the purposes of this AGREEMENT, the following words and phrases shall have the following meanings:

2.1	“CHANGE OF CONTROL TRANSACTION” shall mean the earlier to occur of (a) a sale of a majority of the outstanding equity interests of LICENSEE to a third party, or (b) a sale of all or substantially all of the assets of LICENSEE to a third party; provided, however, that a CHANGE OF CONTROL TRANSACTION shall not include (i) any underwritten public offering of securities by LICENSEE or any of its affiliates, or (ii) entry into any joint venture by LICENSEE or any of its affiliates.

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

2.2	“CONFIDENTIAL INFORMATION” shall have the meaning in Article 16.1.

2.3	“FIRST COMMERCIAL SALE” shall mean the initial transfer by or on behalf of LICENSEE or any sublicensee of LICENSEE of a LICENSED PRODUCT to a third party or the initial practice of a service utilizing a LICENSED PROCESS by or on behalf of LICENSEE or any sublicensee of LICENSEE for a third party, in either case, in exchange for cash or some equivalent to which value can be assigned for the purpose of determining NET SALES.

2.4	“HIPAA” shall have the meaning in Article 9.3.

2.5	“INVENTION” means any invention or discovery having application within the LICENSED FIELD in the TERRITORY whether or not patentable or copyrightable, including but not limited to processes, methods, software, formulae, techniques, compositions of matter, devices, and improvements thereof and know-how relating thereto, in each case which is conceived and reduced to practice during the TERM in whole or in part by Bart Barlogie, MD, Ph.D. or John Shaughnessy, Ph.D.

2.6	“LICENSED FIELD” shall mean those applications of the PATENT RIGHTS and/or the TECHNOLOGY RIGHTS with respect to nonmalignant and malignant human or animal pathologies, including but not limited to, determining and/or identifying the presence, predisposition, effect of treatment, mode or type of treatment, type of patient, susceptibility to treatment or prevention, progress of treatment, current and predicted clinical outcome, and/or therapeutic or prophylactic treatment and/or regimen; provided, however, that the LICENSED FIELD shall exclude applications of the PATENT RIGHTS and/or the TECHNOLOGY RIGHTS using fluorescence in situ hybridization (FISH) testing licensed exclusively to a third party and listed in APPENDIX B.

2.7	“LICENSED PROCESS” shall mean any process, which is covered in whole or in part by an issued, unexpired claim or a pending claim in the PATENT RIGHTS.

2.8	“LICENSED PRODUCT” shall mean any product or part thereof which:

(a)          is covered in whole or in part by an issued, unexpired claim or a pending claim in the PATENT RIGHTS in the country in which any such product or part thereof is made, used or sold; or

(b)          is manufactured by using a process or is employed to practice a process which is covered in whole or in part by an issued, unexpired claim or a pending claim in the PATENT RIGHTS in the country in which any LICENSED PROCESS is used or in which such product or part thereof is used or sold.

2

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

2.9	“LICENSEE” is understood to include all affiliates of LICENSEE. An affiliate of LICENSEE shall mean any corporation or other business entity controlled by, controlling, or under common control with LICENSEE. For this purpose, “control” means direct or indirect beneficial ownership of at least fifty percent (50%) of the voting securities, or a right to receive at least fifty percent (50%) of the income of such entity; provided that, if local law requires a minimum percentage of local ownership of at least fifty per cent (50%) of the voting securities, control will be established by direct or indirect beneficial ownership of one hundred per cent (100%) of the maximum ownership percentage that may, under such local law, be owned by foreign interests.

2.10	“NET EQUITY RETURN” shall have the meaning in Article 5.1(f).

2.11	“NET SALES” shall mean the gross revenues received by LICENSEE or any sublicensee of LICENSEE from the sale to a third party of LICENSED PRODUCTS and services utilizing LICENSED PROCESSES in the TERRITORY, less amounts subject to returns, credits, allowances, retroactive price reductions and discounts actually granted; rebates to governmental or managed care organizations, packing, insurance, freight out, taxes or excise duties imposed on the transaction; wholesaler discounts and cash discounts; provided that, in the event that any particular LICENSED PRODUCT or service utilizing LICENSED PROCESS is sold in a country in the TERRITORY as part of a combination, bundle or kit with products, processes or services other than LICENSED PRODUCTS, or services utilizing LICENSED PROCESSES, NET SALES of such LICENSED PRODUCT or service utilizing LICENSED PROCESS shall be determined by (a) multiplying the net revenue of the combination, bundle or kit (that is, the gross revenue received less such applicable deductions as are permitted in the calculation of NET SALES) by the fraction A ÷ (A + B); where A is the average selling price during the period in question in the country in question for the LICENSED PRODUCT or service utilizing LICENSED PROCESS sold separately and B is the average selling price during the period in question in the country in question for the remaining products, processes or services in the combination, bundle or kit, when such products are sold separately from the LICENSED PRODUCT or service utilizing LICENSED PROCESS (in each case as the average selling price is documented by the records of the seller of such LICENSED PRODUCT or service utilizing LICENSED PROCESS), or (b) in the event that any products, processes or services contained in the combination, bundle or kit are not sold separately, the NET SALES from sales of such combination, bundle or kit allocated to the LICENSED PRODUCT or service utilizing LICENSED PROCESS shall be determined in a fair and equitable manner based upon the relative values of each component of such combination, bundle or kit as determined by mutual agreement of UNIVERSITY and LICENSEE or, if applicable, a sublicensee of LICENSEE. “NET SALES” shall not include amounts for any LICENSED PRODUCT or service utilizing LICENSED PROCESS furnished to a third party for which payment is not intended to be received, including, but not limited to, for use in research, clinical trials and for distribution as promotional and free goods. Furthermore, “NET SALES” shall not include amounts from sales or other dispositions of LICENSED PRODUCT or service utilizing, LICENSED PROCESS (i) between LICENSEE and any sublicense, or (ii) between a sublicensee of LICENSEE and any affiliate or sublicensee of such sublicense, unless such sublicensee or affiliate of such sublicense, as the case may be, is an end-user of such LICENSED PRODUCT or service utilizing LICENSED PROCESS. No deductions shall be made for commissions paid to individuals regularly employed by LICENSEE or by any sublicensee of LICENSEE and on its payroll, or for cost of collections.

2.12	“PATENT RIGHTS” shall mean all of the following:

(a)	the United States and foreign patents and/or patent applications listed in Appendix A attached hereto, and to the extent UNIVERSITY is legally able to grant such rights and the grant of such rights does not conflict with rights granted to third parties, any other patent and/or patent application owned or controlled by UNIVERSITY as of the EFFECTIVE DATE disclosing any invention or discovery in the LICENSED FIELD conceived and reduced to practice in whole or in part by Bart Barlogie, M.D., Ph.D. or John Shaughnessy, Ph.D., and corresponding foreign patents and/or foreign patent applications; and

3

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(b)	United States and foreign patents issued from the patent applications listed in Appendix A and from any patent application that is a divisional, continuation, continuation-in-part (but only to the extent supported in the specification, and entitled to the priority date of, the parent application), and any reexamination and reissue of any patent and/or patent application listed in Appendix A and any divisional, continuation, continuation-in-part (but only to the extent supported in the specification, and entitled to the priority date of, the parent application), reexamination and reissue issued from such an application and any foreign patent issued from any corresponding foreign patent application

Notwithstanding any of the foregoing to the contrary, PATENT RIGHTS shall exclude any United States and foreign patents that (i) claim the benefit of the priority of one or more of U.S. Provisional Patent Application Nos. 60/348,238; 60/355,386; 60/403,075; 60/573,669; 60/606,319; 60/857,220; 60/857,456; and 60/873,840, and (ii) that issue with claims directly covering DKK1 inhibitors and/or their uses.

As used in this AGREEMENT, the term “patent” means (i) valid and enforceable unexpired letters patent (including inventor’s certificates) including,. without limitation, any substitution, extension (such as supplementary protection certificates), registration, confirmation, reissue, re-examination, renewal or any like filing thereof, and (ii) pending applications for letters patent, including without limitation any continuation, continuation-in-part (but only to the extent supported in the specification, and entitled to the priority date of, the parent application) or division thereof and any provisional application, and any foreign counterpart and all patents that issue therefrom; provided that if a pending application for letters patent has not issued as an issued patent within [****] ([****]) years after the filing date from which such patent application takes priority, such pending application shall not be a PATENT RIGHT for purposes of this AGREEMENT unless such pending application later issues as an issued patent at which time the issued patent shall be reinstated as a PATENT RIGHT hereunder.

2.13	“PHI” shall have the meaning in Article 9.3.

2.14	“SUCCESS PAYMENT” shall have the meaning in Article 5.1(f).

4

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

2.15	“TECHNOLOGY RIGHTS” shall mean (a) data and information with respect to the clinical samples obtained in clinical trials having application within the LICENSED FIELD, including but not limited to Clinical Trial UARK98-026 (TT-2) and Clinical Trial UARK2003-33 (TT-3), and the patients from whom the samples were obtained, including but not limited to, diagnosis and clinical outcome; (b) nucleic acids and/or derivatives thereof derived from such clinical samples, and data and information derived from analyzing nucleic acids obtained from such clinical samples including but not limited to genomic data and expression levels of mRNA and/or, by virtue of the conversion of mRNA to protein, the protein derived from CD-138-enriched plasma cells from patients with multiple myeloma and other plasma cell dyscrasias, in each case that is in the possession or control of UNIVERSITY; and (c) any trade secret right, bailment right, or copyright in any of the following: UNIVERSITY technical information, patient data, know-how, processes, procedures, compositions, devices, method formulae, protocols, techniques, software, designs, drawings or other data relating to the LICENSED FIELD, which are not covered by the PATENT RIGHTS.

2.16	“TERM” shall have the meaning in Article 14.1.

2.17	“TERRITORY” shall mean the world.

2.18	“UNIVERSITY ROYALTIES” shall have the meaning in Article 5.1(d).

ARTICLE 3 - GRANT

3.1          Subject to the terms and conditions of this AGREEMENT, UNIVERSITY hereby grants to LICENSEE an exclusive right and license in the TERRITORY in the LICENSED FIELD to practice under the PATENT RIGHTS and the TECHNOLOGY RIGHTS and to make, have made, use, offer for sale, sell and import LICENSED PRODUCTS or the practice of services utilizing the LICENSED PROCESSES. Such licenses are hereby granted for the TERM.

3.2          (a)          For a period of ten (10) years following the EFFECTIVE DATE and subject to the provisions of Article 4, LICENSEE shall have, and UNIVERSITY hereby grants to LICENSEE, an exclusive option to license any INVENTION pursuant to and in accordance with the terms and conditions of this AGREEMENT.

(b)          LICENSEE shall have one hundred twenty (120) calendar days after the date UNIVERSITY provides written notice to LICENSEE of an INVENTION, which notice shall contain reasonable detail describing the scope and basis of such INVENTION, to provide written notice to UNIVERSITY that LICENSEE is exercising the option granted by UNIVERSITY to LICENSEE pursuant to Article 3.2(a), In the event that LICENSEE elects to exercise such option, the PARTIES agree to enter into good faith negotiations regarding commercially reasonable financial terms and conditions of an exclusive license agreement.

(c)          In the event that (i) LICENSEE fails to exercise its option regarding the INVENTION described in Article 3.2(a) within the one hundred twenty (120) calendar day period described in Article 3.2(b), (ii) the PARTIES fail to reach agreement with respect to the terms and conditions of the license agreement with respect to such INVENTION after UNIVERSITY’s notification to LICENSEE provided in accordance with Article 3,2(b) hereinabove, or (iii) the ten (10) year period of exclusivity set forth in Article 3.2(a) has expired without an exclusive license having been granted with respect to such INVENTION, UNIVERSITY shall have the right to enter into license agreements concerning such INVENTION with third parties.

5

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

3.3          (a)          LICENSEE and sublicensees of LICENSEE, shall have the right to grant sublicenses consistent with this AGREEMENT; provided that LICENSEE shall be responsible for the operations of its sublicensees relevant to this AGREEMENT as if such operations were carried out by LICENSEE, including the payment of royalties whether or not paid to LICENSEE by a sublicensee of LICENSEE. LICENSEE further agrees to deliver to UNIVERSITY a true and correct copy of each sublicense granted by LICENSEE, and any modification or termination thereof, within thirty (30) calendar days after execution, modification, or termination, which UNIVERSITY shall maintain in confidence per the terms of Article 16; provided that LICENSEE may redact portions of any such sublicense that are unrelated to the obligations of LICENSEE under the terms of this AGREEMENT. Upon termination of this AGREEMENT, any and all existing sublicenses granted by LICENSEE shall be handled in accordance with Article 14.6.

(b)          If, during the TERM, UNIVERSITY receives a proposal from a third party to develop a LICENSED PRODUCT or practice a service utilizing a LICENSED PROCESS, UNIVERSITY may give written notice to LICENSEE identifying such LICENSED PRODUCT or service utilizing a LICENSED PROCESS, as applicable, together with sufficient details of such proposal to permit a meaningful evaluation by LICENSEE. LICENSEE will evaluate the proposal and, if LICENSEE has not developed, does not have under development and does not intend to develop such a LICENSED PRODUCT or service utilizing a LICENSED PROCESS and, in LICENSEE’s reasonable opinion, it is commercially reasonable to develop the third party proposed LICENSED PRODUCT or service utilizing a LICENSED PROCESS, LICENSEE will initiate good faith negotiations with such third party regarding the terms of a sublicense to permit such third party to develop such proposed LICENSED PRODUCT or service utilizing a LICENSED PROCESS. LICENSEE will provide information to UNIVERSITY regarding the status of negotiations with such third patty and, if a sublicense agreement is entered into between LICENSEE and such third party, LICENSEE will deliver a copy of such sublicense to UNIVERSITY in accordance with Article 3.3(a).

3.4          LICENSEE understands that the PATENT RIGHTS may have been developed under a funding agreement with the government of the United States of America (the “GOVERNMENT”) and, if so, that the GOVERNMENT may have certain rights relative thereto, including rights retained by the United States government in accordance with P.L. 96-517, as amended by P.L. 98-620. This AGREEMENT is explicitly made subject to the GOVERNMENT’s rights under any agreement and any applicable law or regulation. If there is a conflict between an agreement, applicable law or regulation and this AGREEMENT, the terms of such funding agreement with the GOVERNMENT, applicable law or regulation shall prevail. LICENSEE further agrees that, in all such cases of United States Government funded research, any products embodying such UNIVERSITY inventions, or produced through the use of such UNIVERSITY inventions, will be manufactured substantially in the United States unless UNIVERSITY, at request of LICENSEE, obtains a waiver from the Federal agency under whose funding agreement the invention was made pursuant to 35 U.S.C. 204.

6

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

3.5          Notwithstanding anything to the contrary contained herein, UNIVERSITY reserves the right to make and to use, and to grant nonexclusive licenses to non-profit entities to make and to use, for research purposes only and not for any commercial purpose, the technology and the subject matter described and claimed in the PATENT RIGHTS and the TECHNOLOGY RIGHTS.

ARTICLE 4 - DUE DILIGENCE

4.1	LICENSEE shall use commercially reasonable efforts to accomplish the following:

(a)          on or before ninety (90) calendar days after the EFFECTIVE DATE provide UNIVERSITY a reasonably detailed description of the LICENSEE’S corporate documents and its current business plan;

(b)          develop a non-FDA approved commercially viable genetic test for multiple myeloma as soon thereafter as commercially feasible;

(c)          make a FIRST COMMERCIAL SALE of a LICENSED PRODUCT or provide commercial services utilizing a LICENSED PROCESS; and

(d)          bring one or more LICENSED PRODUCTS and/or services utilizing LICENSED PROCESS (ES) for an indication or indications other than multiple myeloma to market during the TERM of this AGREEMENT.

LICENSEE hereby agrees to notify UNIVERSITY in a timely trimmer if: (1) unexpected delays are anticipated in achieving the non-FDA approved commercially viable genetic test for multiple myeloma and/or (ii) if LICENSEE anticipates that a FIRST COMMERCIAL SALE will not occur. The efforts of a sublicensee of LICENSEE shall be considered as efforts of LICENSEE.

7

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

4.2          If, in the sole, good faith, reasonable judgment of UNIVERSITY, UNIVERSITY believes that LICENSEE has failed to materially perform its obligations in accordance with Articles 4.1 (a) through (d) above, UNIVERSITY may provide written notice of default to LICENSEE thereof, which notice shall specify in detail the material basis for UNIVERSITY’S belief that LICENSEE is in default, and LICENSEE has not has not taken steps during the ninety (90) calendar day period after receipt of such written notice to cure such default, UNIVERSITY, at its sole option, may terminate this AGREEMENT pursuant to Article 14.2 hereof or, upon delivery of a second written notice to LICENSEE, may convert the exclusive license granted hereunder to a nonexclusive license; provided that, after the second anniversary of the EFFECTIVE DATE, if LICENSEE disputes UNIVERSITY’s belief that LICENSEE has failed to perform such obligations, LICENSEE may refer the dispute to resolution in accordance with Article 13, and such termination pursuant to Article 14.2 will not proceed or such conversion of the exclusive license to a nonexclusive license pursuant to this Article 4.2 will not be effective unless and until the dispute is resolved in favor of UNIVERSITY. Any exercise of such right of termination shall constitute UNIVERSITY’S sole and exclusive remedy in respect of any alleged failure of LICENSEE to perform in accordance with Articles 4.1 (a) through (d) of this AGREEMENT. In making this decision, UNIVERSITY shall take into account the normal course of such activities conducted by similarly situated licensees developing similar products and services and shall take into account the efforts of LICENSEE as described in reports provided hereunder to UNIVERSITY by LICENSEE. Notwithstanding anything in this AGREEMENT to the contrary, in the event that the license granted hereunder is converted from an exclusive license to a nonexclusive license in accordance with this Article 4.2 and the UNIVERSITY grants a nonexclusive license under any PATENT RIGHTS to a third party, LICENSEE’s obligations to pay, or to reimburse the UNIVERSITY, for patent preparation, filing, prosecution and maintenance costs with respect to the PATENT RIGHTS shall be allocated pro rata among all licensees and LICENSEE’s payment obligations for such patent costs shall be reduced accordingly.

ARTICLE 5 - ROYALTIES AND OTHER CONSIDERATION

5.1          For the rights, privileges and license granted by UNIVERSITY to LICENSEE hereunder, LICENSEE shall reimburse patent costs and pay royalties and other considerations to UNIVERSITY in the manner hereinafter provided until the earlier of (x) the end of the term of the last to expire of the PATENT RIGHTS and (y) the date that this AGREEMENT is earlier terminated:

(a)          Licensing Fee. LICENSEE shall pay to UNIVERSITY:

(i)          On or before thirty (30) calendar days after the EFFECTIVE DATE, a nonrefundable, not creditable (including against royalties or patent costs) initial license fee of [****] Dollars ($[****]);

(ii)         On or before the first anniversary of the EFFECTIVE DATE, a nonrefundable, not creditable (including against royalties or patent costs) second license fee of [****] Dollars ($[****]);

(iii)        On or before the second anniversary of the EFFECTIVE DATE, a nonrefundable, not creditable (including against royalties or patent costs) third license fee of [****]Dollars ($[****]); and

8

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(iv)          Within thirty (30) calendar days after the FIRST COMMERCIAL SALE of the first of either a LICENSED PRODUCT and/or a first service utilizing a LICENSED PROCESS in a cancer field other than multiple myeloma (e.g. breast cancer, kidney cancer, lung cancer, and all other cancers included in the LICENSED FIELD), LICENSEE shall pay to UNIVERSITY a non-refundable and not creditable (including against royalties or patent costs), additional licensing fee of [****] Dollars ($[****]) for such additional cancer field. For the avoidance of doubt, the payment under this Article 5.1(a) (iv) shall only be paid with respect to the first such additional cancer field for which the Company makes a FIRST COMMERCIAL SALE.

(b)          Annual Maintenance Fee. Commencing on the first anniversary of the EFFECTIVE DATE and continuing on each anniversary of the EFFECTIVE DATE thereafter until the date of FIRST COMMERCIAL SALE, LICENSEE shall pay to UNIVERSITY a non-refundable, annual maintenance fee of [****] Dollars ($[****]) due and payable on or before each such anniversary date; provided, however, that the annual maintenance fee payable hereunder shall be fully creditable against any patent cost reimbursement owed to UNIVERSITY by LICENSE pursuant to Article 5.1(e) or 7. For the avoidance of doubt, no annual maintenance fee shall be payable after a first LICENSED PRODUCT and/or a first service utilizing a LICENSED PROCESS achieves FIRST COMMERCIAL SALE.

(c)          Minimum Annual Royalty. LICENSEE shall pay to UNIVERSITY a minimum annual royalty of Fifty Thousand Dollars ($50,000) (or the applicable prorated amount for the first and last year such minimum annual royalty due if less than a full calendar year) beginning in the calendar year after a first LICENSED PRODUCT and/or a first service utilizing a LICENSED PROCESS achieves FIRST COMMERCIAL SALE; provided that if the balance due to UNIVERSITY by LICENSEE pursuant to Article 5.1(e) and 7.1 is zero, the minimum annual royalty due under this Article 5.1(c) shall be Thirty Thousand Dollars ($30,000). Any amount paid under this Article 5.1(c) shall not be refundable, but shall be fully creditable against both royalties due on NET SALES in the calendar year in which the payment was made and/or the patent cost reimbursement balance due to UNIVERSITY by LICENSE pursuant to Article 5.1(e) or 7.1. The Minimum Annual Royalty shall be paid not later than sixty (60) calendar days after the end of each applicable calendar year.

(d)          Royalty. LICENSEE shall pay to UNIVERSITY the following running royalties (“UNIVERSITY ROYALTIES”), to be paid within sixty (60) calendar days after the end of the calendar quarter in which NET SALES accumulated, subject, if appropriate, to the adjustment described below in this Article 5.1(d):

(i)          four percent (4%) of cumulative NET SALES of less than [****] Dollars ($[****]); and

(ii)         two percent (2%) of cumulative NET SALES greater than [****] Dollars ($[****]).

9

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

No multiple or cumulative royalties shall be payable because any LICENSED PRODUCT or any service utilizing LICENSED PROCESS, its manufacture, use, lease or sale are or shall be covered by more than one patent application or patent of the PATENT RIGHTS. If in any given year LICENSEE has additional third party royalties due on any LICENSED PRODUCT and/or any service utilizing LICENSED PROCESSES in the LICENSED FIELD, the UNIVERSITY ROYALTIES described in this Article 5.1(d) shall be decreased by the amount of such third party royalties, but in no event shall the UNIVERSITY ROYALTIES payable in any given year be decreased by more than fifty percent (50%). For clarity, and in accordance with the definition of NET SALES, LICENSEE shall pay UNIVERSITY royalties on NET SALES of LICENSED PRODUCTS of any sublicensee of LICENSEE from sales of LICENSED PRODUCTS or any service utilizing a LICENSED PROCESS by such sublicensee.

(e)          Reimbursement of Patent Prosecution Costs. As used in this Article 5.1(e) and Article 7, “prosecution and maintenance” shall be deemed to exclude any costs associated with interferences or oppositions, requests for reexamination, and reissue or extension and any kind of inter partes proceedings and litigation, and protection and maintenance of TECHNOLOGY RIGHTS, unless LICENSEE specifically agrees in writing to assume such costs prior to the costs being incurred.

(i)          In accordance with LICENSEE’s obligations under Articles 5.1(b), 5.1(c) and 7, with respect to patent applications and patents within the PATENT RIGHTS, LICENSEE shall reimburse UNIVERSITY for (i) one hundred percent (100%) of the gene expression profiling only patent costs, (ii) fifty percent (50%) of combination of gene expression profiling and fluorescence in situ hybridization (FISH) patent costs, and (iii) zero percent (0%) of the fluorescence in situ hybridization (FISH)-only patent costs incurred by UNIVERSITY and paid to third parties in connection with the preparation, filing, prosecution and maintenance of patent applications and patents.

(ii)         Before the EFFECTIVE DATE, UNIVERSITY shall represent, warrant and provide LICENSEE a separate letter signed by an authorized representative of UNIVERSITY certifying as to the total amount of such out-of-pocket costs incurred by UNIVERSITY prior to the EFFECTIVE DATE and owed by LICENSEE to UNIVERSITY hereunder (which costs shall be capped for periods prior to the EFFECTIVE DATE at the amount stated in such certification). For clarity, the patent costs incurred. by UNIVERSITY prior to the EFFECTIVE DATE shall be deemed paid off incrementally pursuant to the set off provisions under the provisions of Articles 5.1(b) and 5.1(c), as applicable, including with respect to the timing of such payments.

10

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(iii)        Regarding LICENSEE’S reimbursements the patent cost incurred by UNIVERSITY after the EFFECTIVE DATE, UNIVERSITY shall invoice LICENSEE approximately every ninety (90) days for LICENSEE’S share of the ongoing patent costs. UNIVERSITY shall attach copies of all third party invoices in support of UNIVERSITY’s invoices to LICENSEE and shall represent to LICENSEE (A) as to the total amount of such out-of-pocket costs incurred after the EFFECTIVE DATE and (B) that such invoices are accurate, true and reflect the patent attorney invoices. LICENSEE shall submit payment for these UNIVERSITY invoices on or before forty-five (45) calendar days from the date of each UNIVERSITY invoice in accordance with Article 15.1 regarding payments to UNIVERSITY.

(f)          Success Payment. UNIVERSITY shall receive a success payment (“SUCCESS PAYMENT”) in the event of a CHANGE OF CONTROL TRANSACTION in accordance with this Article 5.1(1). The amount of the SUCCESS PAYMENT shall be equal to the product of (i) the Applicable Percentage set forth in the table below opposite the calendar year in which the closing of the CHANGE OF CONTROL TRANSACTION occurs multiplied by (ii) the NET EQUITY RETURN.

Calendar Year	Applicable Percentage
2010	7.0%
2011	5.0%
2012	3.0%
2013	2.0%
2014	1.0%
2015 and thereafter	0.0%

For purposes of this AGREEMENT, “NET EQUITY RETURN” shall mean the amount, determined as of the closing date of the CHANGE OF CONTROL TRANSACTION equal to (A) the aggregate fair market value of cash or securities received by LICENSEE in such CHANGE OF CONTROL TRANSACTION, minus (B) the aggregate amount of capital invested in LICENSEE prior to such CHANGE OF CONTROL TRANSACTION minus (C) if such CHANGE OF CONTROL TRANSACTION involves a sale of all or substantially all of the assets of LICENSEE, all outstanding debt of LICENSEE that is not assumed by the transferee of such assets. For the avoidance of doubt, any SUCCESS PAYMENT made pursuant to this Article 5.1(f) shall not reduce or offset any other payment obligation of LICENSEE to UNIVERSITY, unless otherwise agreed between UNIVERSITY and LICENSEE. If applicable and unless otherwise agreed by the PARTIES, the SUCCESS PAYMENT shall be paid at the closing of the CHANGE OF CONTROL TRANSACTION in cash and securities in the same ratio of cash and securities as is received by LICENSEE at the closing of such CHANGE OF CONTROL TRANSACTION.

11

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

5.2          All amounts payable hereunder by LICENSEE shall be paid in full, without deduction of taxes or other fees which may be imposed by any government and which shall be paid by LICENSEE.

5.3          In the event that LICENSED PRODUCTS and/or services utilizing LICENSED PROCESSES are sold in currencies other than United States dollars, NET SALES shall be calculated in accordance with United States generally accepted accounting principles. NET SALES in currencies other than United States dollars shall be converted into United States dollars using the average of the buy and sell rates for such currencies with respect to United States dollars published in The Wall Street Journal on the first and last days of the calendar quarter period in which such NET SALES accrued (or, if not published on such days, the first and last publication days for The Wall Street Journal during such calendar quarter period). If an exchange rate for any particular currency is not published in The Wall Street Journal, the rate of exchange to be used for such currency shall be determined using the average of the buy and sell rates for such currency with respect to United States dollars that generally are accepted in the industry on the first and last days of the calendar quarter period in which such NET SALES accrued. Payments due to UNIVERSITY pursuant to Article 5.1(d) shall be calculated based on the NET SALES in United States dollars as calculated above. In the event that restrictions or prohibitions imposed by a national or international government authority preclude conversion of a national or international currency into United States dollars, UNIVERSITY and LICENSEE shall consult to find a prompt and acceptable solution.

5.4          All UNIVERSITY ROYALTIES and other payments due under this AGREEMENT if overdue shall bear interest until payment at a per annum rate two percent (2%) above the prime rate in effect at Citibank N.A. on the due date and the UNIVERSITY shall he entitled to recover reasonable attorneys’ fees and costs related to the administration or enforcement of this AGREEMENT, including collection of royalties or other payments, following such failure to pay. The payment of such interest shall not foreclose the UNIVERSITY from exercising any other right it may have as a consequence of the failure of LICENSEE to make any payment when due.

ARTICLE 6 - RECORDS AND REPORTS

6.1          LICENSEE shall keep full, true and accurate books of account containing all particulars that may be necessary for the purpose of showing the amounts due and payable to UNIVERSITY hereunder. Said books of account shall be kept at LICENSEE’s principal place of business or the principal place of business of the appropriate operating subsidiary of LICENSEE to which this AGREEMENT relates. Said books and the supporting data shall be open, to the extent relevant to the licenses granted hereunder, at all reasonable times for four (4) years following the end of the calendar year to which they pertain, to the inspection of UNIVERSITY or its agents for the purpose of verifying LICENSEE’s royalty statement or compliance in other respects with this AGREEMENT. The cost of such inspection by UNIVERSITY shall be at UNIVERSITY’s expense unless such inspection leads to the discovery of a greater than ten percent (10%) discrepancy in reporting to UNIVERSITY’s detriment, in which case LICENSEE agrees to pay the full cost of such inspection actually incurred by UNIVERSITY. If, based on the results of such inspection, additional payments are owed by LICENSEE under this AGREEMENT; any such undisputed additional payments shall be made within sixty (60) calendar days after the date on which such inspection report is delivered to LICENSEE.

12

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

6.2          LICENSEE shall report to UNIVERSITY the date of FIRST COMMERCIAL SALE of a LICENSED PRODUCT or the initial practice of a service utilizing a LICENSED PROCESS within thirty (30) calendar days after such date.

6.3          Prior to the FIRST COMMERCIAL SALE, LICENSEE shall make semiannual progress reports to UNIVERSITY regarding LICENSEE’s development activities with respect to LICENSED PRODUCTS and/or the practice of a service utilizing a LICENSED PROCESS including progress toward achievement of the milestones listed in Article 4. These reports, until the date of FIRST COMMERCIAL SALE of a LICENSED PRODUCT or the initial practice of a service utilizing a LICENSED PROCESS, shall be due following the EFFECTIVE DATE within sixty (60) calendar days after December 31 and June 30 of each year.

6.4          After the date of FIRST COMMERCIAL SALE of a LICENSED PRODUCT or the initial practice of a LICENSED PROCESS, LICENSEE, within sixty (60) calendar days after March 31, June 30, September 30, and December 31 of each year, shall deliver to UNIVERSITY true and accurate reports, giving such particulars of the business conducted by LICENSEE or sublicenses with respect to LICENSED PRODUCTS and service utilizing LICENSED PROCESSES during the preceding three-month period under this AGREEMENT as shall be pertinent to a royalty accounting hereunder. These shall include at least the following:

(a)	quantity of LICENSED PRODUCTS manufactured and sold by LICENSEE;

(b)	quantity of LICENSED PRODUCTS manufactured and sold by each sublicensee;

(c)	total receipts for LICENSED PRODUCTS sold by LICENSEE;

(d)	total receipts by LICENSEE for LICENSED PRODUCTS sold by each sublicensee;

(e)	receipts for all services utilizing a LICENSED PROCESS used or sold by LICENSEE

(f)	receipts for all services utilizing a LICENSED PROCESS used or sold by each sublicensee;

(g)	deductions applicable as set forth in Article 2.11;

13

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

(h)	adjustments to UNIVERSITY ROYALTIES, if any, pursuant to Article 5.1(d) and/or Article 8.6;

(i)	total UNIVERSITY ROYALTIES due;

(j)	and names and addresses of each sublicensee of LICENSEE.

6.5          With each such report submitted, LICENSEE shall pay to UNIVERSITY the UNIVERSITY ROYALTIES and other amounts then due and payable under this AGREEMENT. If no UNIVERSITY ROYALTIES or other amounts shall be due, LICENSEE shall so report.

ARTICLE 7 - PATENT PROSECUTION

7.1          UNIVERSITY shall apply for, seek prompt issuance of, and maintain during the term of this Agreement the PATENT RIGHTS unless otherwise agreed by the LICENSEE and any third. party that is also a licensee with respect to a patent application or patent within such PATENT RIGHTS, provided, however, that LICENSEE and, if applicable, any such third party licensee shall: (i) agree upon and select patent counsel to be used by the UNIVERSITY (and shall select new patent counsel from time to time as LICENSEE, UNIVERSITY and any such third party licensee may agree) and (ii) have the opportunity to review and comment on decisions to be made or answers to examiner comments, which comments shall be duly considered and included in any proposed amendments. UNIVERSITY shall keep LICENSEE regularly updated of the status of the patent application filings. UNIVERSITY agrees to consult LICENSEE to determine in which countries the application has to be extended and to extend the patent application in the countries selected- by LICENSEE and any applicable third party licensee of the PATENT RIGHTS. UNIVERSITY shall diligently file, prosecute and maintain the patent applications. The prosecution, filing and maintenance of all PATENT RIGHTS patents shall be the primary responsibility of UNIVERSITY as set forth in this Article 7, provided that this Article 7 shall be subject to the terms and conditions set forth in Article 5.1(e) of this Agreement.

7.2          UNIVERSITY shall, at the request of the LICENSEE and/or any third party that is also a licensee with respect to a patent application or patent within the PATENT RIGHTS, file, prosecute and maintain patent applications and patents covered by the PATENT RIGHTS in foreign countries if available. LICENSEE shall notify UNIVERSITY within six (6) months of any operative deadline of its decision to request UNIVERSITY to file foreign counterpart patent applications or to proceed to interference, appeal, inter partes, ex partes proceeding or any kind of litigation. The notice concerning foreign filing must be in writing and must identify the countries desired. Failure by LICENSEE to so notify UNIVERSITY within the six (6) months period is an election by LICENSEE not to request UNIVERSITY to secure foreign patent rights with respect to such PATENT RIGHTS. UNIVERSITY has the right to file patent applications at its own expense in any country LICENSEE and/or applicable third party licensees have not included in its list of desired countries, and those applications and resulting patents, if any, are not included in the licenses granted under this Agreement.

14

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

7.3          UNIVERSITY agrees and covenants that it will not prosecute any patent application that contains claims covering DKK1 inhibitors and/or their uses and that also contains claims that do not cover DKK1 inhibitors and/or their uses, without the prior written consent of LICENSEE, which shall not be unreasonably withheld.

ARTICLE 8 - INFRINGEMENT

8.1          Notification. Each Party shall promptly notify the other in writing of any known or suspected third party infringement of any PATENT RIGHTS in the LICENSED FIELD or if any action for a declaration of non-infringement or invalidity of any PATENT RIGHTS is made by a third party, or if any allegation of infringement of third party patents is made against either Party, an affiliate, or a sublicensee as a result of the manufacture, use or sale of a LICENSED PRODUCT or LICENSED PROCESS.

8.2          UNIVERSITY Right to Prosecute. UNIVERSITY will protect the PATENT RIGHTS from infringement and prosecute infringers when, in its sole judgment, such action may be reasonably necessary, proper and justified. If LICENSEE shall have supplied UNIVERSITY with reasonable written evidence demonstrating infringement of a PATENT RIGHT in the LICENSED FIELD by a third party, LICENSEE may by notice request UNIVERSITY to take steps to protect the PATENT RIGHT. UNIVERSITY, at its sole discretion and at its own expense, may initiate proceedings in response to alleged infringement but is under no obligation to do so. UNIVERSITY shall notify LICENSEE within sixty (60) days of the receipt of such notice whether UNIVERSITY intends to prosecute the alleged infringement. If UNIVERSITY notifies LICENSEE that it intends to so prosecute, UNIVERSITY shall, within three (3) months of its notice to LICENSEE either (i) cause such infringement to terminate, or (ii) initiate legal proceedings against the infringer.

8.3          LICENSEE Right to Prosecute. In the event UNIVERSITY notifies LICENSEE that UNIVERSITY does not intend to prosecute said infringement LICENSEE may, upon notice to UNIVERSITY, initiate legal proceedings against the alleged infringer at LICENSEE’S expense.

8.4          Settlement. No Party shall enter into any settlement, consent judgment or other voluntary final disposition of any infringement action without the prior written consent of the other Parties, which consent shall not be unreasonably withheld, provided that LICENSEE shall be permitted to enter into a sublicense with any third party without requiring prior written consent of any party hereto.

15

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

8.5          Cooperation. Each Party agrees to cooperate reasonably in any action under this Article 8 which is controlled by the other Party, provided that the LICENSEE reimburses the UNIVERSITY for any reasonable, documented, out-of-pocket costs and expenses incurred by UNIVERSITY at the request of the controlling party. The LICENSEE shall keep the cooperating party informed of the progress of such proceedings and shall make its counsel available to the cooperating party. The cooperating party shall also be entitled to independent counsel in such proceedings but at its own expense, said expense to be offset against any damages received by the Party bringing suit in accordance with Article 8.6.

8.6          Recovery. Upon payment by LICENSEE of costs incurred by either LICENSEE or UNIVERSITY in any action for infringement, or defense of any proceedings challenging the validity, of any patent under the PATENT RIGHTS, LICENSEE may utilize a set-off for all such litigation-related costs against royalty owed but not to exceed fifty percent (50%) of royalties owed in a given year, with carry-over of set-off to future years of this AGREEMENT. Any recovery of damages by LICENSEE or UNIVERSITY, as applicable, from each patent enforcement or defense action shall be first applied to reimburse LICENSEE and UNIVERSITY, as applicable, for such litigation costs not paid from royalties, then to reimburse UNIVERSITY for royalties set-off and the balance, if any, shall be shared equally between the parties.

ARTICLE 9 - PRODUCT LIABILITY

9.1          LICENSEE shall at all times during the TERM, indemnify, defend and hold UNIVERSITY, its trustees, directors, officers, employees and affiliates, harmless against all claims, proceedings, demands and liabilities of any kind whatsoever, including legal expenses and reasonable attorneys’ fees, arising out of the death of or injury to any person or persons or out of any damage to property, or resulting from the production, manufacture, sale, use, consumption or advertisement by LICENSEE or any sublicensee of LICENSEE of any LICENSED PRODUCT and/or any service utilizing a LICENSED PROCESS, or arising from any obligation of LICENSEE hereunder, excepting claims that the PATENT RIGHTS infringe third party intellectual property and any claims arising out of negligence or willful misconduct of UNIVERSITY, its trustees, directors, officers, employees and affiliates.

9.2          From the date of FIRST COMMERCIAL SALE and thereafter during the TERM, LICENSEE shall obtain and carry in full force and effect commercial, general liability insurance, which shall protect LICENSEE and UNIVERSITY with respect to events covered by Article 9.1 above. Such insurance shall be written by a reputable insurance company authorized to do business in the State of Arkansas, shall list UNIVERSITY as an additional named insured thereunder, shall be endorsed to include product liability coverage and shall require thirty (30) calendar clays written notice to be given to the insured parties prior to any cancellation or material change thereof. The limits of such insurance shall not be less than one million dollars ($1,000,000) per occurrence with an aggregate of three million dollars ($3,000,000) for personal injury or death, and one million dollars ($1,000,000) per occurrence with an aggregate of three million dollars ($3,000,000) for property damage, LICENSEE shall provide UNIVERSITY with Certificates of Insurance evidencing the same.

16

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

9.3          EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, UNIVERSITY, ITS TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES, AND AFFILIATES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF PATENT RIGHTS CLAIMS, ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION MADE OR WARRANTY GIVEN BY UNIVERSITY THAT THE PRACTICE BY LICENSEE OF THE LICENSE GRANTED HEREUNDER SHALL NOT INFRINGE THE PATENT RIGHTS OF ANY THIRD PARTY. IN NO EVENT SHALL A PARTY OR ITS TRUSTEES, DIRECTORS, MEMBERS, MANAGERS, OFFICERS, EMPLOYEES AND AFFILIATES, AS APPLICABLE, BE LIABLE TO THE OTHER PARTY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGE OR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER SUCH FIRST PARTY SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY.

ARTICLE 10 - EXPORT CONTROLS; HIPAA

10.1          It is understood that UNIVERSITY is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms Export Control Act, as amended, and the Export Administration Act of 1979), and that its obligations hereunder are contingent on the compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States GOVERNMENT and/or written assurances by LICENSEE that LICENSEE shall not export data or commodities to certain foreign countries without prior approval of such agency. UNIVERSITY neither represents that a license shall not be required nor that, if required, it shall be issued.

10.2          UNIVERSITY represents and warrants to LICENSEE that UNIVERSITY is the sole owner of the PATENT RIGHTS and TECHNOLOGY RIGHTS and, as of the EFFECTIVE DATE, has the right and authority to grant the rights and licenses granted to LICENSEE set forth in this AGREEMENT, subject to certain retained rights of the United States government. In addition, and without limitation on the foregoing, UNIVERSITY represents and warrants that any information contained in the TECHNOLOGY RIGHTS that is or may be considered protected health information (“PHI”), including, without limitation, information that would identify human research subjects, has been and will be maintained by UNIVERSITY in compliance with all applicable laws and regulations, including without limitation, the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), as amended, and its implementing regulations, and that UNIVERSITY has (or shall collect and maintain) all authorizations required under HIPAA and other applicable laws permitting UNIVERSITY to disclose such PHI to LICENSEE as contemplated by this AGREEMENT. LICENSEE may use or further disclose such PHI to the extent permitted under this AGREEMENT, HIPAA and its implementing regulations, and other applicable laws.

17

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

ARTICLE 11 - NON-USE OF NAMES

LICENSEE shall not use the name of UNIVERSITY, nor any adaptation thereof, in any advertising, promotional or sales literature without prior written consent of UNIVERSITY, except that LICENSEE may state that it is licensed by UNIVERSITY under one or more of the patents and/or patent applications within the PATENT RIGHTS.

ARTICLE 12 - ASSIGNMENT

Neither PARTY may assign this AGREEMENT or any part hereof without the express written consent of the other PARTY, which consent shall not be unreasonably withheld; provided, however, that LICENSEE may, upon written notice to UNIVERSITY, assign this AGREEMENT without consent of UNIVERSITY in connection with the sale or transfer of the majority of LICENSEE’s equity securities or of all or substantially all of LICENSEE’s assets to which this AGREEMENT relates, whether as part of a merger, acquisition, asset sale, operation of law or otherwise; provided further that LICENSEE’s assignee agrees in writing to be bound by all the terms and conditions of this AGREEMENT. Furthermore, LICENSEE may, upon written notice to UNIVERSITY, assign this AGREEMENT without consent to any of its affiliates; provided that such affiliate agrees in writing to be bound by all the terms and conditions of this AGREEMENT. Failure of assignee to so agree shall be grounds to terminate this AGREEMENT by UNIVERSITY in accordance with Article 14.2.

ARTICLE 13 - DISPUTE RESOLUTION

13.1          Except for the right of either PARTY to apply to a court of competent jurisdiction for a temporary restraining order, a preliminary injunction, or other equitable relief to preserve the status quo or prevent irreparable harm, and any dispute regarding the validity or enforceability of any patent within the PATENT RIGHTS, any and all claims, disputes or controversies arising under, out of, or in connection with this AGREEMENT which the PARTIES shall be unable to resolve within sixty (60) calendar days shall be mediated in good faith. Either PARTY may, at any time, advise the other PARTY of a claim, dispute, or controversy in writing, which describes in reasonable detail the nature of such dispute. By not later than thirty (30) calendar days after recipient has received such notice of dispute, (a) each PARTY shall select for itself a representative who shall have the authority to bind such PARTY and shall additionally have advised the other PARTY in writing of the name and title of such representative and (b) the PARTIES shall mutually select a mediation firm and each PARTY’s representatives shall schedule a date with such firm for a mediation hearing. The PARTIES shall enter into good faith mediation and shall share the costs equally. If the representatives of the PARTIES have not been able to resolve the dispute within thirty (30) business days after such mediation hearing, the PARTIES shall have the right to pursue any other remedies legally available to resolve such dispute.

18

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

13.2          Notwithstanding the foregoing, nothing in this Article 13 shall be construed to waive any rights or timely performance of any obligations existing under this AGREEMENT or the sovereign immunity of the UNIVERSITY or the State of Arkansas.

ARTICLE 14 - TERM AND TERMINATION

14.1          The term of this AGREEMENT (the “TERM”) shall extend from the EFFECTIVE DATE until the earlier of (a) the last to expire of the PATENT RIGHTS and (b) the termination of this AGREEMENT pursuant to Article 14.2 or Article 14.3. Notwithstanding the termination or expiration of this AGREEMENT, Articles 6.1 (for the period set forth therein), 13.1, 13.2, 14.1 (second sentence), 14.5, 14.6, 15.1, 16.1, 16.2, 17.2, 17.4, 17.6, 17.7 and 17.10 shall survive termination or expiration of this AGREEMENT.

14.2          Upon any material breach of, or material default under, this AGREEMENT by LICENSEE, UNIVERSITY may terminate this AGREEMENT by ninety (90) calendar days written notice to LICENSEE. Said notice shall become effective at the end of such period unless during said period LICENSEE shall cure, or initiate steps intended to cure, such material breach or material default.

14.3          LICENSEE shall have the right to terminate this AGREEMENT any time upon ninety (90) calendar days written notice to UNIVERSITY.

14.4          UNIVERSITY shall have the right to terminate this AGREEMENT upon ninety (90) days written notice to LICENSEE if LICENSEE challenges the validity of any patent within PATENT RIGHTS in a court of competent jurisdiction.

14.5          Upon termination of this AGREEMENT for any cause, nothing herein shall be construed to release either PARTY of any obligation matured prior to the effective date of such termination. LICENSEE may, after the effective date of such termination, sell all LICENSED PRODUCTS and parts thereof that it may have on hand at the date of termination, provided that it pays any UNIVERSITY ROYALTIES due thereon as provided in this AGREEMENT.

14.6          Upon termination of this AGREEMENT for any reason, any sublicensee of LICENSEE not then in default under the terms of the sublicense agreement between LICENSEE and such sublicensee shall become a direct licensee of UNIVERSITY with respect to the rights licensed by LICENSEE to such sublicensee hereunder.

19

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

ARTICLE 15 - PAYMENTS, NOTICES AND OTHER COMMUNICATIONS

15.1          Any payment, notice or other communication to a PARTY pursuant to this AGREEMENT shall be sufficiently made or given one (1) business day after the date of mailing if sent to such PARTY by a nationally-recognized overnight courier or three (3) days after the date of mailing if sent to such PARTY by certified first class mail, postage prepaid, addressed to it at its address below or as it shall designate by written notice given to the other PARTY:

If to LICENSEE:

Myeloma Health LLC
667 Madison Avenue, 14th Floor
New York, NY 10065

with a copy to:

Latham & Watkins LLP
555 Eleventh Street, N.W., Suite 1000
Washington, DC 20004
Attention: Stuart Kurlander, Esq.

If to UNIVERSITY - Reports, Notices or other communication:

University of Arkansas for Medical Sciences
UAMS BioVentures
4301 West Markham Street #831
Little Rock, Arkansas 72205
Attention: Charles Cook

With copy to:

Williams & Anderson, LLP
111 Center Street, 22nd Floor
Little Rock, Arkansas 72201
Attention: Harold J. Evans

If to UNIVERSITY - Payments, Checks and Remittance Stubs:

University of Arkansas for Medical Sciences
Treasurer’s Office
4301 West Markham Street #560
Little Rock, Arkansas 72205

20

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

ARTICLE 16 - CONFIDENTIALITY

16.1          “CONFIDENTIAL INFORMATION” means all information of any kind whatsoever (and all tangible and intangible embodiments thereof of any kind whatsoever) which is owned or controlled by such PARTY, is disclosed by such PARTY to the other PARTY pursuant to this AGREEMENT, and (if disclosed in writing or other tangible medium) is marked or identified as confidential at the time of disclosure to the receiving PARTY or (if otherwise disclosed) is identified as confidential at the time of disclosure to the receiving PARTY and reduced to writing and delivered to the receiving PARTY within thirty (30) calendar days after disclosure.

16.2          A PARTY receiving CONFIDENTIAL INFORMATION of the other PARTY shall not, except as otherwise hereinafter provided, disclose such CONFIDENTIAL INFORMATION to any person, firm, company or other entity or organization not a party to this AGREEMENT without the written consent of the PARTY that furnished such CONFIDENTIAL INFORMATION. The receiving PARTY shall treat such CONFIDENTIAL INFORMATION with no less security with respect to third parties than it would treat its own CONFIDENTIAL INFORMATION, and will use such CONFIDENTIAL INFORMATION only in accordance with the terms and conditions of this AGREEMENT. Notwithstanding the foregoing, the receiving PARTY shall be permitted to disclose such CONFIDENTIAL INFORMATION (a) to its employees engaged in fulfilling such PARTY’s obligations and exercising such PARTY’s rights under this AGREEMENT and (b) if LICENSEE is the receiving PARTY, to its affiliates and/or sublicensees to the same extent that LICENSEE can provide CONFIDENTIAL INFORMATION to its employees as provided in this AGREEMENT. Notwithstanding the foregoing, CONFIDENTIAL INFORMATION of a PARTY shall not include information which the receiving PARTY can establish by written documentation (i) to have been publicly known prior to disclosure of such information by the disclosing PARTY to the receiving PARTY, (ii) to have become publicly known, without fault on the part of the receiving PARTY, subsequent to disclosure of such information by the disclosing PARTY to the receiving PARTY, (iii) to have been received by the receiving PARTY at any time from a source, other than the disclosing PARTY, rightfully having possession of and the right to disclose such information free of confidentiality obligations to the disclosing PARTY, (iv) to have been otherwise known by the receiving PARTY free of confidentiality obligations prior to disclosure of such information by the disclosing PARTY to the receiving PARTY, or (v) to have been independently developed by employees or agents of the receiving PARTY without access to or use of such information disclosed by the disclosing PARTY to the receiving PARTY. The PARTIES acknowledge that the foregoing exceptions shall be narrowly construed and that the obligations imposed upon each PARTY shall be relieved solely with respect to such Confidential Information of the disclosing PARTY which falls within the above exceptions.

21

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

ARTICLE 17 - GENERAL

17.1          Legal Compliance. LICENSEE shall comply with all applicable federal, state and local laws and regulations in connection with its activities pursuant to this AGREEMENT.

17.2          Patent Marking. LICENSEE agrees to mark the LICENSED PRODUCTS sold in the United States with all applicable United States patent numbers. All LICENSED PRODUCTS shipped to or sold in other countries shall be marked in such a manner as to conform to the patent laws and practice of the country of manufacture or sale.

17.3          Waiver. Neither PARTY may waive or release any of its rights or interests in this AGREEMENT except in writing. Failure to assert any right arising from this AGREEMENT shall not he deemed or construed to be a waiver of such right.

17.4          Integration. This AGREEMENT constitutes the entire agreement between the PARTIES relating to the subject matter thereof, and all prior and contemporaneous negotiations, representations, agreements, and understandings are merged into, extinguished by, and completely expressed by it.

17.5          Effect of Agreement. This AGREEMENT is binding upon the PARTIES hereto, and shall inure to the benefit of the PARTIES. UNIVERSITY and LICENSEE intend that only UNIVERSITY and LICENSEE will benefit from, and are entitled to enforce the provisions of, this AGREEMENT and that no third party beneficiary is intended under this AGREEMENT.

17.6          Construction and Interpretation. This AGREEMENT and its effect are subject to and shall be construed and enforced in accordance with the laws of the State of Arkansas without regard to its choice of law principles. The drafting and negotiation of this AGREEMENT have been participated in by counsel for each of the PARTIES, and any rule of construction to the effect that any ambiguity is to be resolved against the drafting PARTY shall not be applied to the interpretation of this AGREEMENT.

17.7          Severability. The provisions of this AGREEMENT are severable, and in the event that any provisions of this AGREEMENT shall be determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

17.8          Execution and Counterparts. This AGREEMENT may be executed in one or more counterparts, each of which shall be deemed an original. All counterparts together shall constitute one and the same original.

17.9          Authority. Each PARTY represents and warrants for itself that the individual executing this AGREEMENT on its behalf is authorized to do so and to bind the PARTY on whose behalf he is signing to the terms, obligations and conditions set forth herein.

22

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

17.10          Modification or Amendment. This AGREEMENT may not be modified or amended except in writing signed by all PARTIES hereto.

17.11          Further Assurance and Documents. The PARTIES, and each of them, agree to execute any and all additional documents and to do all things reasonably necessary to carry out and implement the provisions of this AGREEMENT.

23

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the PARTIES hereto have caused this AGREEMENT to be executed by their duly authorized representatives.

BOARD OF TRUSTEES OF THE UNIVERSITY OF ARKANSAS		MYELOMA HEALTH LLC

/s/ Ann Kemp		/s/ Bennett S. LeBow
By: Ann Kemp		By: Bennett S. LeBow
Title: Vice President for Administration		Title: Manager

Date:	4/1/10	Date:	4/1/10

24

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

APPENDIX A

PATENT RIGHTS

“Diagnosis and Prognosis of Multiple Myeloma Based on Gene Expression Profiling”
UAMS Disclosure #	Applications	USPTO Publications	U.S. Patents	Overseas Publications	Overseas Patents
102-08-1	60/348,238; 60/355,386; 60/403,075; 10/289,746	US-2003-0175753-A1	7,668,659	WO2003/053215
I02-08 CIP	10/409,004	US-2003-0232364-A1
I02-08 CIP2	10/454,263	US-2004-0009523-A1	7,308,364
I02-08 CIP2/D	12/001,110	US-2008-0234139-A1
I02-08 CIP3/D	12/012,302	US2008-0293578-A1
I02-08 CIP3/PCT	PCT/US2005/031038			WO 2006/028867
I02-08 CIP4	11/110,209	US-2005-0282192-A1
I02-08 CIP5	12/587,383

“Gene Expression Profiling to Identify Three Genes ASPM, OPN3, and CKS1B”
UAMS Disclosure #	Applications	USPTO Publications	U.S. Patents	Overseas Publications	Overseas Patents
I04-12-1	60/573,669; 60/606,319; 11/133,937	US-2005-0260664-A1
I04-12 CIP	11/147,829	US-2006-0003365-A1
I04-12 PCT	PCT/US2005/017731			WO2005/116259
104-12 CAN	2,567,350
I04-12 EPO	5780069.0			EP1766086A2
I04-12 CIP/PCT	PCT/US2006/022303			WO2006/133361
I04-12 CIP/CAN	2,611,696.0
I04-12CIP/EPO	6772563.0			1888787

25

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

“Gene Expression Profiling Based Identification of Genomic Signatures of Multiple Myeloma to Predict Disease Progression”
UAMS Disclosure #	Applications	Publications	U.S. Patents	Overseas Publications	Overseas Patents
I07-01	60/847,220; 11/904,151	US-2008-0280779-A1
I07-01 PCT	PCT/US2007/020732			WO 2008/039475
I07-06	60/873,840; 11/999,766	US-2008-0234138-A1
I07-06PCT	US2007/025053T			WO 2008/073290
I07-06 CIP (09-30)	12/587,156
I07-24	60/857,456; 11/983,113	US-2008-0187930-A1
I07-24 PCT	US2007/023404			WO2008/057545
I07-24 EPO	07861764.4			PUBLISHED
I07-24 JAP	2009-536276
I07-24 CIP	12/148,985	US-2008-0274911-A1
I07-24 CIP/PCT	PCT/US2009/002552			WO 2009-131710

Other Patents and Patent Applications
UAMS Disclosure #	Applications	Publications	U.S. Patents	Overseas Publications	Overseas Patents
I98-18	60/180,374; 09/778,971	US 2002-0102639A1	7,094,886
I98-18PCT	PCT/US01/03518 – EPO 01908810.3			WO 2001/57202
I98-18 Div	11/128,403	US-2005-0208572-A1	Allowed
I07-19	60/873,134; 11/999,301	US-2008-0193515-A1
I07-19PCT	PCT/US2007/024901			WO 2008/070112
I07-08	11/846,854	US-2009-0060903-A1
I05-24	60/702,944; 11/494,335	US-2007-0027175-A1
I05-24 PCT	PCT/US2006/029212; No National filings			WO2007/016254

26

CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

[****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

APPENDIX B

The following patent application is excluded from the PATENT RIGHTS and has application solely to fluorescence in situ hybridization (FISH) testing:

UAMS Disclosure #	Applications
I04-12-1 and I04-12 CIP	Application #11/147,829

The following patent applications are included in PATENT RIGHTS and apply to both fluorescence in situ hybridization (FISH) testing and the LICENSED FIELD:

UAMS Disclosure #	Applications
I02-08 CIP2/D	U.S. Patent Application #12/001,110
I02-08 CIP3/PCT	PCT/US2005/031038
I02-08 CIP5	U.S. Patent Application #12/587,383
I04-12 PCT	PCT/US2005/017731
I04-12 EPO	EPO #5780069
I04-12 CIP/PCT	PCT/US2006/022303
I04-12 CIP/EPO	EPO #6772563
I07-01 PCT	PCT/US2007/020732
I07-06	U.S. Patent Application #11/999,766
I07-06 PCT	US2007/025053T
I07-06 CIP (09-30)	U.S. Patent Application #12/587,156
I07-24 CIP	U.S. Patent Application #12/148,985
I07-24 CIP/PCT	PCT/US2009/002552